Income Taxes	6 Months Ended
Jun. 30, 2014
Income Taxes
Income Taxes

11. Income Taxes

          The components of the Company's income tax (benefit) provision are as follows (in thousands):

	Year Ended December 31,
	2011	2012	2013
Current:
Federal	$—	$—	$—
State	2	3	7

Total current provision	2	3	7

Deferred:
Federal	(8,264)	(318)	504
State	(2,428)	(291)	68

Total deferred (benefit) provision	(10,692)	(609)	572

Total income tax (benefit) provision	$(10,690)	$(606)	$579

          As described below, the Company has established a valuation allowance against its net deferred tax assets as the Company has determined that it is more likely than not that the deferred tax assets will not be realized. The Company's income tax provision in 2013 of $0.6 million reflected the amortization of tax deductible goodwill that is not an available source of income to realize deferred tax assets. The Company's income tax benefit in 2012 of $0.6 million reflected a tax benefit of $1.1 million associated with a beneficial conversion feature on its convertible notes payable issued in May 2012 (Note 6), which was partially offset by tax expense related to the amortization of tax deductible goodwill that is not an available source of income to realize deferred tax assets. The benefit from income taxes in 2011 of $10.7 million primarily reflected a partial release of the valuation allowance as a result of deferred tax liabilities recognized from the acquisition of ALG. The acquired deferred tax liabilities were an available source of realization for the Company's deferred tax assets at the date of the acquisition, resulting in a corresponding release of the valuation allowance for the year ended December 31, 2011.

          The reconciliation between the amount computed by applying the U.S. federal statutory tax rate of 34% to income before income taxes and the income tax (benefit) provision is as follows (in thousands):

	Year Ended December 31,
	2011	2012	2013
Income tax benefit at the statutory rate	$(6,679)	$(25,534)	$(8,322)
State income taxes, net of federal benefit	(116)	(5,742)	218
Nondeductible expenses	142	144	346
Change in valuation allowance	(6,878)	30,064	6,446
Expiration of capital loss carryforward	2,034	—	—
Research and development tax credits	(398)	—	—
Stock-based compensation	1,571	646	2,037
Other	(366)	(184)	(146)

Total income tax (benefit) provision	$(10,690)	$(606)	$579

          In determining quarterly provisions for income taxes, the Company uses the annual estimated effective tax rate applied to the actual year-to-date loss. The Company's annual estimated effective tax rate differs from the statutory rate primarily as a result of state taxes, tax amortization of goodwill and changes in the Company's valuation allowance. For the six months ended June 30, 2013 and 2014, the Company recorded $0.3 million (unaudited) and $0.3 million (unaudited) in income tax expense, respectively.

          The components of deferred tax assets (liabilities) are as follows (in thousands):

	December 31, 2012	December 31, 2013
Deferred income tax assets:
Net operating loss carryforwards	$47,511	$49,921
Stock-based compensation	6,243	8,262
Accrued expenses	1,929	2,852
Research and development tax credits	610	610
Other	157	172

Gross deferred tax assets	56,450	61,817

Valuation allowance	(41,412)	(47,858)

Net deferred tax assets	15,038	13,959

Deferred tax liabilities:
State taxes	(3,405)	(3,296)
Property, equipment and software	(2,676)	(3,353)
Intangible assets and goodwill	(9,297)	(8,566)
Other	(344)	—

Gross deferred tax liabilities	(15,722)	(15,215)

Total net deferred tax liabilities	$(684)	$(1,256)

          The net deferred tax liability at December 31, 2012 and 2013 relates to amortization of tax deductible goodwill that is not an available source of income to realize deferred tax assets. Accordingly, the net deferred tax liability does not reduce the need for a valuation allowance related to the Company's net deferred tax assets.

          At December 31, 2013, the Company had federal and state net operating loss carryforwards of $122.7 million and $106.3 million, respectively. The Company's federal and state net operating loss carryforwards expire beginning in the years ending December 31, 2026 and 2014, respectively. At December 31, 2013, the Company had federal and state research and development tax credit carryforwards of approximately $0.8 million and $0.4 million, respectively. The federal tax credit carryforwards begin to expire in 2028. The state tax credit carryforward can be carried forward indefinitely.

          The Internal Revenue Code of 1986, as amended, imposes substantial restrictions on the utilization of net operating losses and other tax attributes in the event of an "ownership change" of a corporation. Accordingly, a company's ability to use pre-change net operating loss and research tax credits may be limited as prescribed under IRC Sections 382 and 383. Events which may cause limitation in the amount of the net operating losses and credits that the Company utilizes in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period. As a result of historical equity issuances, the Company has determined that annual limitations on the utilization of its net operating losses and credits do exist pursuant to IRC Sections 382 and 383, however, such limitations are not expected to impact the Company's ability to utilize these deferred tax assets.

          Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended December 31, 2013. Such objective evidence limits the ability to consider other subjective evidence such as its projections for future growth. On the basis of this evaluation, at December 31, 2013, a valuation allowance of $47.9 million has been recorded since it is more likely than not that the deferred tax assets will not be realized.

          The change in the valuation allowance for the years ended December 31, 2011, 2012, and 2013 is as follows (in thousands):

	Year Ended December 31,
	2011	2012	2013
Valuation allowance, at beginning of year	$18,226	$11,348	$41,412
Increase in valuation allowance	3,941	30,064	6,446
Release of valuation allowance	(10,819)	—	—

Valuation Allowances, at end of year	$11,348	$41,412	$47,858

          As a result of certain realization requirements of ASC 718, Compensation — Stock Compensation, the table of deferred tax assets and liabilities shown above does not include certain deferred tax assets at December 31, 2011, 2012 and 2013, that arose directly from (or the use of which was postponed by) tax deductions related to stock-based compensation that are greater than the compensation recognized for financial reporting purposes. Additional paid-in capital will be increased by $1.7 million if and when such deferred tax assets are ultimately realized. The Company uses the with-and-without approach when determining when excess tax benefits have been realized.

          The following is a reconciliation of the total amounts of unrecognized tax benefits (in thousands):

	Year Ended December 31,
	2011	2012	2013
Unrecognized tax benefit beginning of year	$—	$—	$(4)
Gross increases — tax positions in prior year	—	610	—
Gross decreases — tax positions in current year	—	(614)	—

Unrecognized tax benefit end of year	$—	$(4)	$(4)

          The unrecognized tax benefits are recorded as an adjustment to the deferred tax assets. Since there is a full valuation allowance recorded against the deferred tax assets, any subsequent reductions of the valuation allowance and recognition of the associated tax benefit would affect the effective tax rate.

          The Company's policy is to recognize interest and penalties related to uncertain tax positions, if any, in the income tax provision. At December 31, 2013, the Company had no accrued interest and penalties related to uncertain tax positions. The Company does not anticipate that the amount of unrecognized tax benefits will significantly increase or decrease within the next 12 months.

          The Company is subject to taxation in the United States and various states. Due to the presence of net operating loss carryforwards, all of the income tax years remain open for examination by the Internal Revenue Service ("IRS") and various state taxing authorities. The Company was notified that it is under audit by the IRS for the tax years ending December 31, 2011 and 2012. The Company is not currently under audit from any other state taxing authorities.